Discontinued Operations	6 Months Ended
Jun. 30, 2015
Discontinued Operations [Abstract]
Discontinued Operations

Note 15.  Discontinued Operations

The Company performed a strategic evaluation of its businesses in the third quarter of 2014 and decided to discontinue its commercial lending operations and will focus on its specialty finance lending.  The loans which constitute the commercial loan portfolio are in the process of disposition. As such, financial results of the commercial lending operations are presented as separate from continuing operations on the consolidated statements of operations and assets  of the commercial lending operations to be disposed are presented as assets held for sale  on the consolidated balance sheets.

The following table presents financial results of the commercial lending business included in net income (loss) from discontinued operations for the three months and six months ended June 30, 2015 and 2014.

	For the three months ended June 30,		For the six months ended June 30,
	2015	2014	2015	2014
		(restated)		(restated)
	(in thousands)
Interest income	$ 7,397	$ 12,962	$ 15,932	$ 25,623
Interest expense	-	-	-	-
Provision for loan and lease losses	-	(598)	-	13,262
Net interest income (loss) after provision	7,397	13,560	15,932	12,361

Non interest income	2,288	321	2,336	798
Non interest expense	5,588	1,818	11,072	3,571

Income (loss) before taxes	4,097	12,063	7,196	9,588
Income taxes	1,424	3,393	2,502	2,517
Net income (loss)	$ 2,673	$ 8,670	$ 4,694	$ 7,071

	June 30,	December 31,
	2015	2014
	(in thousands)
Loans, net	$ 629,314	$ 867,399
Other assets	21,844	20,530
Total assets	$ 651,158	$ 887,929

Based upon an independent third party review, the Company marked the  commercial lending portfolio in discontinued operations to lower of cost or market.  The third party reviewed the majority of the credit portfolio and determined fair value for each specific loan that was reviewed.  Based on that review, weighted average fair values were applied to the loans not specifically reviewed   The results of discontinued operations do not include any future severance payments.  The Company has begun the process of selling its commercial portfolio and has sold loans with a book value of approximately $342.2 million,  of the approximately $1.1 billion in book value of loans in that portfolio as of the September  30, 2014 date of discontinuance of operations. The $342.2 million of loans sold had a face value of approximately $417.1 million.  These sales were comprised of the following:  Loans with an approximate face and book value of $267.6 million and $192.7 million, respectively, were sold in the fourth quarter of 2014 to a private securitization entity. The securitization is managed by an independent investor, which contributed $16 million of equity to that entity.  The balance of the sale was financed by the Bank and is reflected on the consolidated balance sheet as investment in unconsolidated subsidiary.  After $74.9 million of loan charges reflected in the difference between the face value and book value of the loans sold to the securitization, the Company recognized a gain of $17.0 million.  In the second quarter of 2015, an additional $149.6 million of loans were sold at a gain of approximately $2.2 million.